PROMISSORY NOTE
                                ---------------

$1,200,000.00                                                  December 21, 1998
                                                         Farmington, Connecticut

    FOR VALUE RECEIVED, EPIX MEDICAL, INC., a Delaware corporation, having its principal place of business at 71 Rogers Street, Cambridge, Massachusetts 02142 (the "Borrower"), hereby promises to pay to the order of FINOVA TECHNOLOGY FINANCE, INC. (the "Lender"), at 10 Waterside Drive, Farmington, Connecticut 06032-3065 the principal sum of One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00), plus interest on the unpaid principal balance at a rate of 13.1735% (the "Interest Rate"), payable in thirty-six (36) monthly installments of principal and interest, each in the amount of $39,672.00, commencing on January 1, 1999 and continuing on a like day of each month thereafter through and including December 1, 2001, upon which date, all unpaid principal, interest and charges due hereunder shall be paid in full. Notwithstanding the foregoing, Borrower shall prepay the first and the last such installments of principal and interest hereunder contemporaneously with the execution of this Note.

     Reference is made to a Master Equipment Lease Agreement dated as of June 24, 1997 by and between Lender as "Lessor" and Borrower as "Lessee" (the "Master Lease") pursuant to which Lender has financed the lease of various equipment to Borrower (collectively, the "Leases"). Borrower hereby acknowledges that the Master Lease and the Leases constitute finance leases and that Borrower holds title to all machinery, equipment and any and all other goods and property which are the subject of the Master Lease and the Leases, free and clear of all liens, claims and encumbrances. Borrower hereby gives and grants to Lender a continuing security interest in and to all machinery, equipment, and any and all other goods and property which are now or hereafter leased to Borrower pursuant to the terms of the Master Lease and/or the Leases, as amended, supplemented, restated, substituted and/or replaced and in and to all replacements, substitutions, additions, attachments, accessories, parts, fittings, accessions, modifications, enhancements, maintenance and repairs of or to such Equipment and all proceeds of the foregoing, including, without limitation, all insurance proceeds.

     All payments made by the Borrower hereunder, shall be applied first to late charges, fees, costs, expenses and all other amounts due the Lender, if any, under this Note or otherwise (including legal fees and expenses incurred in enforcing its rights), other than principal and interest, then to interest at the rate of interest then in effect, and the balance to the principal balance due under this Note.

     All payments on this Note are to be made in lawful money of the United States of America in immediately available funds, at the office of the Lender at or such other place as the holder hereof shall designate to the Borrower in writing. If any payment of principal or interest becomes due on a Saturday, Sunday or any other day which is not a business day, such payment shall be deferred to, and shall be payable on, the next business day.

     All indebtedness outstanding under this Note shall bear interest after maturity, whether at its maturity date, by acceleration or otherwise, at the interest rate then in effect plus three percent (3%) per annum, but in no event greater than the highest rate of interest which may be charged by the Lender or which the Borrower may legally contract to pay under applicable law.

     If the Borrower shall fail to make any payments within ten (10) days after the same is due, the Borrower shall pay a late charge of five percent (5%) of the unpaid amounts, but in no event greater than the maximum rate permitted by law, to cover the Lender's administrative costs occasioned by such delay.

     The Lender and the Borrower intend this Note to comply in all respects with all provisions of law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, the Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by the Lender or which the Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the interest rate shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be deemed to have been payments in reduction of the outstanding principal of this Note and applied as partial prepayments.

     This Note may be prepaid in whole or in part on any payment date.

     Upon the occurrence of any default by Borrower in the payment or performance of any obligation of Borrower hereunder or in the payment or performance of any other obligation of Borrower to Lender now existing or hereafter arising under any lease, loan agreement, instrument, document or other agreement now or hereafter entered into between Borrower and Lender, including, without limitation, the Master Lease (collectively, the "Other Agreements") such default shall constitute a default hereunder and shall also constitute a default or an Event of Default under the Other Agreements and the Lender shall have all of the rights and remedies contained in the Other

Agreements and hereunder, including, without limitation, the right, at is option, to declare all indebtedness under this Note to be immediately due and payable.

     The Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and all lack of diligence or delays in collection or enforcement of this Note.

     The Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any collateral securing this Note, or grant any other indulgences whatsoever without affecting or diminishing the Lender's right of recourse against the Borrower, as provided herein, which right is hereby expressly reserved. The failure to assert any right by the Lender shall not be deemed a waiver thereof.

     This Note is binding upon the Borrower and its successors and assigns; provided, however, that the Borrower shall not be entitled to assign or delegate any rights or obligations under this Note without the prior written consent of the Lender. The Borrower hereby consents to the Lender's sale, assignment, transfer or other disposition at any time or times hereafter, of this Note, of any right or interest herein contained. Upon such assignment, the assignee shall have all of the rights of the Lender to enforce any term of this Note. The Borrower agrees not to assert as against any such assignee any claims, offsets, deductions or defenses it may have against the Lender for breach of this Note or otherwise (however, such assignment shall not affect Borrower's ability to assert against Lender any such claims, offsets, deductions or defenses it may have).

     This Note may be amended, modified or supplemented only by written agreement signed on behalf of the Lender and the Borrower.

     The Borrower agrees to pay all costs, fees and expenses of collection, including, without limitation, the Lender's reasonable attorneys' fees and disbursements, in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note or if an Event of Default shall have occurred.

     THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

     THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF CONNECTICUT. THE BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THE SECURITY AGREEMENT. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE LENDER TO COMMENCE LEGAL

PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

     TO THE EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY.

     IN WITNESS WHEREOF, the Borrower has duly executed this Note on the date first above written.


                                        EPIX MEDICAL, INC.
                                        By: /s/   M.D. Webb
                                        ----------------------
                                        Title: President & CEO